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                                                                Exhibit 10.34


THIS WARRANT HAS NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE COMPANY TO BE EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.


                            COMMON STOCK PURCHASE WARRANT


Warrant No. W-1


                                PSW TECHNOLOGIES, INC.


                              Void after October 1, 2006


    1. ISSUANCE. This Warrant is issued to Pencom Systems, Inc., a New York Corporation ("PSI"), by PSW Technologies, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

    2. PURCHASE PRICE; NUMBER OF SHARES. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on October 2, 1996, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, currently located at 6300 Bridgepoint Parkway, Building 3, Suite 200, Austin, Texas 78730, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company (the "Common Stock") in the amount designated and at a price per share (the "Purchase Price") as specified on SCHEDULE A attached hereto.

    3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the


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Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                     X = Y (A-B)
                                         -------
                                            A

where    X =  the number of shares to be issued to the Holder pursuant to this
              Section 4.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

         A = the fair market value of one share of Common Stock, as determined in good faith by the Board, as at the time the net issue election is made pursuant to this Section 4.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. ISSUANCE DATE. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. EXPIRATION DATE. This Warrant shall expire upon occurrence of the earliest to occur of (a) 5:00 p.m. Eastern Time on October 1, 2006.

                                          2

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    8.   RESERVED SHARES; VALID ISSUANCE.  The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise and conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. FRACTIONAL SHARES. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 9, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

    10.  NOTICES OF RECORD DATE, ETC.  In the event of:

         10.1 any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         10.2 any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         10.3 any voluntary or involuntary dissolution, liquidation or winding-up of the Company then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    11. REPRESENTATIONS OF THE COMPANY. The Company has all necessary power and authority, and has taken all action required to execute, deliver and perform this Warrant, and to issue, sell and deliver the Common Stock issuable upon surrender of this Warrant. This Warrant and all other documents and instruments executed by the Company pursuant hereto, when delivered, are and will be duly authorized, valid and binding obligations of the

                                          3

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Company, enforceable against the Company, in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and relief of debtors; equitable principles limiting rights to specific performance.

    12. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of Warrants representing at least two-thirds of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

    13.  WARRANT REGISTER; TRANSFER, ETC.

         A. The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

         B. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder, PROVIDED that such transferee provide the Company with such representations as the Company may reasonably require in order to comply with applicable United States federal and state securities laws. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

         C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of

                                          4

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    indemnity reasonably satisfactory to the Company, provided, however, that so long as PSI is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

    14. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    15. GOVERNING LAW. The Provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of New York.

    16. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    17. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

Dated:  October 2, 1996                PSW TECHNOLOGIES, INC.

                                       ________________________________________

(Corporate Seal)                       By: ____________________________________

                                       Title: ________________________________





Attest:

_____________________________

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                                     SUBSCRIPTION


To:____________________________        Date:_________________________

    The undersigned hereby subscribes for __________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                  _____________________________
                                  Signature

                                  _____________________________
                                  Name for Registration

                                  _____________________________
                                  Mailing Address



                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:_________________________


    The undersigned hereby elects under Section 4 to surrender the right to purchase _____ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                  _____________________________
                                  Signature

                                  _____________________________
                                  Name for Registration

                                  _____________________________
                                  Mailing Address


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                                      ASSIGNMENT

    For value received __________________________________________ hereby sells, assigns and transfers unto ___________________________________________

______________________________________________________________________________
    Please print or typewrite name and address of Assignee



______________________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint _____________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:_________________________

                                       _________________________________


In the Presence of:



_______________________________



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                                      SCHEDULE A


                   NUMBER OF SHARES                  28.8912
                   EXERCISE PRICE                   $276.9231













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